UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 1, 2026
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Aaron Powell, the Chief Executive Officer of the Pizza Hut business of Yum! Brands, Inc. (the “Company”), resigned from his position as Pizza Hut CEO and all other positions with the Company effective September 1, 2026, in connection with the closing of the Pizza Hut Transaction (as defined below).

Item 7.01	Regulation FD Disclosure
On September 1, 2026, the Company issued a press release announcing the completion of the Pizza Hut Transaction (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01	Other Events
On September 1, 2026, the Company completed the previously announced sale to Toppings TopCo, LLC, a Delaware limited liability company (“Purchaser”), of its global Pizza Hut business (other than the Pizza Hut business in the People’s Republic of China (excluding the Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan)) in exchange for $1,488,000,000 in cash, subject to certain adjustments as provided in that certain Equity Purchase Agreement, dated as of June 16, 2026, by and between the Company and Purchaser (together with transactions contemplated thereby, the “Pizza Hut Transaction”).

Item 9.01	Financial Statements and Exhibits
The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release, dated September 1, 2026.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	September 1, 2026	/s/ Erika Burkhardt
Chief Legal Officer and Corporate Secretary